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                        SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                     FORM 8-K


                                  CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of the
                          Securities Exchange Act of 1934




                        Date of Report:  December 21, 1995
                Date of earliest event reported:  December 20, 1995


                        SOUTHERN CALIFORNIA EDISON COMPANY
              (Exact name of registrant as specified in its charter)



         CALIFORNIA                         1-2313                95-1240335
(State or other jurisdiction of           (Commission          (I.R.S. employer
incorporation or organization)           file number)       identification no.)


                             2244 Walnut Grove Avenue
                                  (P.O. Box 800)
                            Rosemead, California  91770
           (Address of principal executive offices, including zip code)


                                   818-302-1212
               (Registrant's telephone number, including area code)


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Item 5.  Other Events

        On December 20, 1995, the California Public Utilities Commission (CPUC) issued its decision on the restructuring of California's electric utility industry. The CPUC voted 3-2 in favor of a plan to deregulate the power-generation part of the industry starting in January 1998 through the creation of a wholesale pool known as a power exchange. The CPUC and Southern California Edison press releases describing the decision are attached hereto as Exhibits 20.1 and 20.2, respectively.

        Also on December 20, 1995, the CPUC put off until January 10, 1996 a decision on Southern California Edison
Company's general rate case, including recovery of Edison's investment in the San Onofre Nuclear Generating Station.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


(c)     Exhibits

Exhibit
Number                            Description
-------                           -----------

20.1             News Release -- CPUC Proposes New Electric
                 Industry Market Structure in California to
                 Provide Competition and Consumer Choice

20.2             New Release -- Edison Reacts to CPUC's Decision


                                    SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      SOUTHERN CALIFORNIA EDISON COMPANY


                                                   KENNETH S. STEWART
                                      ----------------------------------
                                                   KENNETH S. STEWART
                                                ASSISTANT GENERAL COUNSEL
                                                 AND CORPORATE SECRETARY

December 21, 1995